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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 14, 2004

                             METAL MANAGEMENT, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE                     0-14836             94-2835068
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  (STATE OR OTHER JURISDICTION OF       (COMMISSION          (IRS EMPLOYER
          INCORPORATION)                FILE NUMBER)       IDENTIFICATION NO.)

    500 N. DEARBORN STREET, SUITE 405, CHICAGO, IL                 60610
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


                                 (312) 645-0700
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                                TABLE OF CONTENTS



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements:

                  None.

         (b)      Pro Forma Financial Information:

                  None.

         (c)      Exhibits:

                  The following exhibit is furnished as part of this Report to the extent described in Item 12.

                  99.1 Press Release, dated June 14, 2004, issued by Metal Management, Inc.



         ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 14, 2004, Metal Management, Inc. (the "Company") issued a press release announcing its financial results for the Company's fourth quarter and full fiscal year 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. The attached press release can also be accessed on the Company's website at www.mtlm.com.



         The information in this Current Report on Form 8-K including the exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                METAL MANAGEMENT, INC.


DATE:  June 14, 2004                      By: /s/ Robert C. Larry
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                                             Robert C. Larry
                                             Executive Vice President, Finance,
                                             Chief Financial Officer,
                                             Treasurer and Secretary

                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX



 EXHIBIT
  NUMBER                             DESCRIPTION
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   99.1     Press Release, dated June 14, 2004, issued by Metal Management, Inc.